UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Hospira, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

R1HSP1 HOSPIRA, INC. 275 N. FIELD DRIVE LAKE FOREST, IL 60045 You are receiving this communication because you hold shares in Hospira, Inc., and the materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Proxy Materials Available ** IMPORTANT NOTICE ** Important Notice Regarding the Availability of Proxy Materials for the Hospira, Inc. Shareholder Meeting to be Held on 5/14/09 HOSPIRA, INC. See the Reverse Side for Meeting Information and Instructions on How to Vote Have the 12 Digit Control Number available and visit: www.proxyvote.com PROXY MATERIALS - VIEW OR RECEIVE You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 04/30/09. HOW TO VIEW MATERIALS VIA THE INTERNET HOW TO REQUEST A COPY OF MATERIALS 1) BY INTERNET - www.proxyvote.com 2) BY TELEPHONE - 1-800-579-1639 3) BY E-MAIL* - sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line. 16FEB200519200738 Notice of Annual Meeting and Proxy Statement Annual Report for the year ended December 31, 2008 ••

R1HSP2 Meeting Type: Annual Meeting Date: 05/14/09 Meeting Time: 10:00 A.M., Mountain Time For holders as of: 03/18/09 Meeting Location: Meeting Information Ritz-Carlton 1881 Curtis Street Denver, Colorado Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote In Person How To Vote Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions. Directions from DENVER INTERNATIONAL AIRPORT to the Ritz-Carlton, Denver: . Start out going NORTH on PENA Boulevard for 9.7 miles . Merge onto I-70 West via the exit on the LEFT continue for 9.6 miles . Take the BRIGHTON Boulevard / CO-265 exit - EXIT 275B . Turn LEFT onto CO-265 S / BRIGHTON Boulevard and continue to follow BRIGHTON Boulevard for 1.7 miles . BRIGHTON Boulevard becomes BROADWAY . Turn SLIGHT RIGHT onto 18th Street . Take your next RIGHT onto CURTIS Street . The entrance to the hotel will be on the LEFT right before 19th Street. Notice of Annual Meeting of Shareholders The 2009 Annual Meeting of Shareholders of Hospira, Inc. will be held at the Ritz-Carlton, 1881 Curtis Street, Denver, Colorado, on Thursday, May 14, 2009, at 10:00 a.m., Mountain Time for the purpose of voting on the matters identified under "Voting Items."

Voting Items 01) Christopher B. Begley 02) Barbara L. Bowles 03) Roger W. Hale 04) John C. Staley 2. Proposal to ratify the appointment of Deloitte & Touche LLP as auditors for Hospira for 2009. 3. Proposal to approve amendments to the Hospira 2004 Long-Term Stock Incentive Plan. Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. Election of Class II Directors: Nominees: A Election of Class III Director: Nominee: 05) Heino von Prondzynski To transact such other business as may properly come before the meeting or any adjournment of the meeting. R1HSP3

R1HSP4